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                   FRONTIER NATURAL GAS CORPORATION

                     SECTION 351 PLAN OF EXCHANGE

     This Section 351 Plan of Exchange (this "PLAN") has been duly adopted by the board of directors of Frontier Natural Gas Corporation, an Oklahoma corporation (the "COMPANY"), and the undersigned parties hereto for the purpose of describing the general terms and conditions of a series of related transactions.

                        W I T N E S S E T H:

     WHEREAS, the Company intends to enter into one or more agreements to acquire certain assets and oil and gas interests from various parties in exchange for the Company's common stock, par value $.01 per share; and

     WHEREAS, following such acquisitions, the Company intends to complete an underwritten public offering of its common stock (the
"PUBLIC OFFERING"); and

     WHEREAS, the Company intends that the asset acquisitions and the Public Offering will be completed in a manner consistent with the requirements of Section 351 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

     WHEREAS, the Company intends that the Public Offering will constitute a qualified underwriting transaction within the meaning of
Section 1.351-1(a)(3) of the Treasury Regulations; and

     WHEREAS, the Company expects (without making any representation with respect thereto) that the persons who receive stock of the Company as part of the consideration for the asset acquisitions, and the persons who invest in the Company through the Public Offering, will collectively satisfy the control requirements of Section 368(c) of the Code;

     NOW, THEREFORE, the general terms and conditions of this Plan are as follows:

     1. DESCRIPTION OF ACQUISITIONS. The Company expects that the transferors in the asset acquisitions will include the persons identified on Exhibit A attached hereto (the "TRANSFERORS"), but does not intend for the Transferors to constitute an exclusive list of the parties that may participate in the asset acquisitions contemplated by this Plan.

     2. EXCHANGE AGREEMENTS. Each of the acquisition transactions will be effectuated pursuant to an agreement that includes, among other things, a recital to the effect that the transaction is intended to satisfy the requirements of Section 351 of the Code.

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     3.  UNDERWRITING AGREEMENTS.  Each agreement that the Company enters into with an underwriter in connection with the Public Offering will be structured so that the Public Offering constitutes, to the extent possible, a qualified underwriting transaction within the meaning of Section 1.351-1(a)(3) of the Treasury Regulations.

     4. AMENDMENT OF PLAN. This Plan may be amended from time to time by the Board of Directors of the Company.

     The execution of this Plan shall not obligate any party to any acquisition to consummate such acquisition other than upon the terms and conditions of the definitive agreement to be executed by the parties to such acquisition. By the execution of this Plan, each of the parties hereto evidences his, her or its agreement with, and acknowledgment of, the terms and provisions of this Plan.

                                    FRONTIER NATURAL GAS CORPORATION


                                    By: /s/ David W. Berry
                                        ----------------------------------
                                        David W. Berry, President



                                    ESENJAY PETROLEUM CORPORATION


                                    By: /s/ Michael E. Johnson
                                        ----------------------------------
                                        Michael E. Johnson, President



                                    ASPECT RESOURCES LLC

                                    By: Aspect Management Corporation,
                                        its Manager


                                    By: /s/ Alex Cranberg
                                        ----------------------------------
                                        Alex Cranberg, President

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